Exhibit 8—Subsidiaries of the Registrant—December 31, 2000

    The following is a list of the consolidated companies, with the percentage of Trader.com's ownership in parentheses:

    Trader.com N.V. and its wholly-owned subsidiary holding companies in The Netherlands:

  •
  Trader.com International B.V.

  •
  Trader.com Group B.V.

  •
  Tivana Holding B.V.

  •
  Montaigne VII B.V.

  •
  Trader.com Management (Services) B.V.

  •
  Hebdo Mag Brazil Holdings B.V.

  Canadian subsidiaries:

  •
  Hebdo Mag Company (100%)

  •
  Canada Computer Paper Inc. (100%)

  •
  Gadekin International Computer Publishers Inc. (25%)

  •
  Our Computer Player Ltd. (100%).

  •
  Publications d'Occasion A.D. Inc. (100%)

  •
  Itinerary Group Partners (75%)

  •
  Buy & Sell Ltd (10%)

  •
  Prime Protect Insurance Services, Inc. (100%)

  •
  Prime Protect Financial Services, Inc. (100%)

  •
  Prime Protect Warranty Services, Inc. (100%)

  •
  Tivana Holding (Canada) Inc. (100%)

  •
  Global Sourcing Network Inc. (75%)

  •
  Chariots.com Inc. (35.70%)

  •
  Trader Publications Corp. (56.25%)

  •
  Trader Chariots Holdco, Inc (51.00%)

  •
  Tivana Holding (B.C.) Inc (100%)

  •
  A.T. Publications (B.C.) Company (100%)

  •
  B.B. Publications Ltd (100%)

  •
  Virtualfiles.Net Inc (75%)

  •
  Visitnet.com Inc. (100%)

  •
  The B.A.S.P. Buy & Sell Press Ltd (100%)

  •
  Dealer's choice Magazine Ltd (100%)

  •
  The B.A.S.P. Auction Site Ltd (100%)

  •
  B.A.S.P. Communications Inc. (100%)

  •
  The Bargain Finder Investments Ltd (100%)

  •
  The Bargain Finder Press Ltd (100%)

  European subsidiaries:

  •
  Hebdo Mag Finance B.V. (100%) (Netherlands)

  •
  Hebdo Mag Europe B.V. (100%) (Netherlands)

  •
  Trader.com France S.A. (100%) (France)

  •
  Le Club de la Centrale (100%) (France)

  •
  Free Ads Paper Srl (100%) (Italy)

  •
  Inedit SpA (100%) (Italy)

  •
  Editoriale Secondamano Srl (100%) (Italy)

  •
  Cerca e Trova s.a. (100%) (Switzerland)

  •
  Via Via CV (75.4%) and Arimpex BV (75.4%) (Netherlands)

  •
  VOF Via Part (87.7%) (Netherlands)

  •
  Countex Marketing BV (100%) (Netherlands)

  •
  NDBP Communications BV (100%) (Netherlands)

  •
  Print & Trade Investments BV (100%) (Netherlands)

  •
  Uitgeverij Zuid en Noord Holland Edities BV (100%) (Netherlands)

  •
  Trader.com Acquisitions BV (100%) (Netherlands)

  •
  Trader.com (Auctions) BV (75%) (Netherlands)

  •
  Trader.com IPR BV (100%) (Netherlands)

  •
  E-deluxe NV (100%) (Netherlands)

  •
  E-deluxe Holding BV (100%) (Netherlands)

  •
  E-deluxe France SAS (100%) (France)

  •
  E-deluxe UK Ltd (100%) (UK)

  •
  Trader.com (Polska) S.p.z.o.o. (100%) (Poland)

  •
  Multimedia Communication—MMC S.A.R.L. (50%) (France)

  •
  Expressz Kiado Rt (100%) (Hungary)

  •
  HMM Marketing Kft (99.52%) (Hungary)

  •
  Gula Tidningen AB (100%) (Sweden)

  •
  Lila Tidningen Iskane AB (100%) (Sweden)

  •
  Gula Tidnigen Trader AB (100%) (Sweden)

  •
  Gula Tidnigen Interactive AB (100%) (Sweden)

  •
  Trader.com Holdings N.V. (100%) (Netherlands)

  •
  Trader.com Segundamano S.L. (100%) (Spain)

  •
  Anuntis S.L. (10%) (Spain)

  •
  Trajin S.A. (1.09%) (Spain)

  •
  Trajin on Line S.L. (30%) (Spain)

  •
  Trueque S.L. (100%) (Spain)

  •
  Unimail S.A. (100%) (Spain)

  •
  Trader Coches Net S.L. (100%) (Spain)

  •
  Ecomedia del Sureste S.L. (100%) (Spain)

  •
  Multimedia de Imagen-Comunicacion S.L. (100%) (Spain)

  •
  Trader Anunciador S.L. (80%) (Spain)

  •
  Trader.com International S.A.R.L (100%) (France)

  •
  Trader.com Internet Machine GIE (100%) (France)

  •
  Trader.com Management (Services) BV Swiss Branch (100%) (Netherlands)

  •
  Trader.com Acquisitions France S.A. (100%) (France)

  •
  Garantie System S.A. (95.24%) (France)

  •
  TMS Immo S.A. (50.1%) (France)

  •
  Netclub SA (59.45%) (France)

  •
  Rossini SA (66.5%) (France)

  •
  Epublik SA (100%) (France)

  •
  Hebdo Mag Switzerland S.A. (100%) (Switzerland)

  •
  Trader.com Italy Srl (100%) (Italy)

  •
  Trader.com (Hungary) Rt (100%) (Hungary)

  •
  Expressz Garancia Kft (100%) (Hungary)

  •
  Trader.com (Germany) Gmbh (100%) (Germany)

  •
  Grisma Investments Ltd (92.34%) (British Virgin Islands)

  •
  Scotlane Overseas Corp (100%) (British Virgin Islands)

  •
  Trader.com (UK) Limited (100%) (UK)

  American subsidiaries:

  •
  Hebdo Mag (USA) Limited (100%) (Jersey) owns the following companies:

  •
  HM ZP Holdings, Inc. (100%) (Delaware)

  •
  Peddler's Post, Inc. (100%) (Indiana)

  •
  Zart Publications Inc. (100%) (Indiana)

  •
  HM Amber Holding Corp. (100%) (Delaware)

  •
  Rapid Distribution Company (100%) (California)

  •
  The Trader's Post, Inc. (100%) (Tennessee)

  •
  The Trader Enterprises, Inc. (100%) (Indiana)

  •
  HM Auto Market, Inc. (100%) (Indiana)

  •
  Hebdo Mag America, Inc. (100%) (Delaware)

  •
  HM Mini Holding, Corp. (100%) (Delaware)

  •
  MGA Investment Co., Inc. (100%) (California)

  •
  Great Northern Wheels and Deals, Inc (100%) (California)

  •
  Trader.com Inc. (100%) (Indiana)

  •
  Trader.com Inc. (100%) (Delaware)

  •
  B.B. (US) LLC (100%) (Washington)

  •
  EDeluxe enterprises Inc. (100%) (Indiana)

  Russian Group subsidiaries, incorporated in Russia unless otherwise indicated:

  •
  Mirabridge International BV (100%) (Netherlands)

  •
  International Ssuarts Holding BV (100%) (Netherlands)

  •
  Ssuarts Holding Gmbh (100%) (Austria)

  •
  Ssuarts Trading Ltd (55%) (Ukraine)

  •
  OOO Gratis (90%)

  •
  Publishing House Pennsylvania Inc. (100%) (Pennsylvania)

  •
  SP Pronto Kiev (50%) (Ukraine)

  •
  Pronto-Moscow (88%)

  •
  ZAO Belpronto (52.8%) (Belorussia)

  •
  OOO Pronto Print (47.52%)

  •
  OOO Rosprint (52.8%)

  •
  OOO Pronto DV (88%)

  •
  OOO Pronto Baikal (88%)

  •
  OOO Pronto Akmola (88%)

  •
  OOO Pronto Volgograd (88%)

  •
  OOO Pronto Kazan (63.36%)

  •
  ZAO Tambov Info (83.6%)

  •
  OOO Pronto Petersburg (44.88%)

  •
  AOZT Pronto Samara (79.2%)

  •
  OOO Pronto Kaliningrad (52.8%)

  •
  OOO Pronto Nivhnij Novgorod (52.8%)

  •
  OOO Pronto Vladivostok (52.8%)

  •
  OOO Pronto Novosibirsk (44%)

  •
  OOO Tambukan (48.4%)

  •
  ZAO Mir Pechati (8.8%)

  •
  OOO Utro Peterburga (48.4%)

  •
  ZAO Pronto Akzhol (70.4%)

  •
  RU.com OOO (100%)

  •
  OOO Pronto Saratov (47.52%)

  •
  ZAO Novaja Pressa (79.2%)

  •
  OOO Pronto Oka (39.6%)

  •
  OOO Delta-M (26.62%)

  •

  Other subsidiaries

  •
  Tarai Trading Pte, Ltd. (100%) (Singapore)

  •
  Hebdo Mag Singapore Pte, Ltd. (55%) (Singapore)

  •
  Car News Publication Co., Ltd. (Taiwan) (55%) (Taiwan)

  •
  Trader.com Australia Holdings Pty. Ltd. (100%) (Australia)

  •
  Trader.com Australia Pty. Ltd. (100%) (Australia)

  •
  Ad Mag Queensland Pty Limited (100.%) (Australia)

  •
  Collectormania Australia Pty Ltd (100%) (Australia)

  •
  Ad Mag SA & New South Wales Pty Ltd (100%) (Australia)

  •
  Ad Mag AGI Pty Ltd (60%) (Australia)

  •
  Trader.com Australia Warranties Pty Ltd (100%) (Australia)

  •
  Warranty Direct (Australia) Pty Ltd (51%) (Australia)

  •
  Auto Trader Australia Pty Ltd (100%) (Australia)

  •
  Sydney Auto Trader Pty Ltd (100%) (Australia)

  •
  Sydney Buy & Sell Pty Ltd (100%) (Australia)

  •
  WA Auto Trader Pty Ltd (100%) (Australia)

  •
  Melbourne Trading Post Pty Ltd (100%) (Australia)

  •
  The National Trading Post Pty Ltd (100%) (Australia)

  •
  Free Classified Pty Ltd (100%) (Australia)

  •
  Hebdo Mag Brisbane Pty Ltd (100%) (Australia)

  •
  True Blue Tradesmen Pty Ltd (100%) (Australia)

  •
  Interactive Trading Post Services Pty Ltd (100%) (Australia)

  •
  Hebdo Mag Brazil Holdings Ltda (100%) (Brazil)

  •
  Editora Balcao Ltda (99.9%) (Brazil)

  •
  Trader.com Colombia Holdings Ltd (92.34%) (British Virgin Islands)

  •
  Editora Immobiliaria Ltda (64.6%) (Colombia)

  •
  Editora Urbana Ltda (64.6%) (Colombia)

  •
  Trader.com Argentina Holding S.r.l. (100%) (Argentina)

  •
  Trader.com Argentina SC (99.95%) (Argentina)